ING
Security Life of Denver Insurance Company
Variable Life Customer Service Center
P.O. Box 173888 • Denver, CO 80217-3888
ING Service Center: 877-253-5050 • ing-securitylife.com
Employer Sponsored Plans: 877-329-7543

Use only for the following product:
☐ Asset Portfolio Manager (2511)
☐ Strategic Investor (2513)

List Bill V

M Financial
Supplement to Flexible Premium Variable Life Insurance Application
Investment Feature Selection Form

Section A – Premium Allocation

☐ **Initial Premium Allocation only. See section E for Change Requests**

Premium Allocation. *Please allocate your premium among the investment options of the Separate Account and/or to the Guaranteed Interest Division Please use whole number percentages for each division/option elected. You must allocate at least 1% of your premium allocation to each division/option in which you elect to invest. The total must equal 100%.*

________% GUARANTEED INTEREST DIVISION

SEPARATE ACCOUNT INVESTMENT OPTIONS

AIM - Series I
_____% V.I. Capital Appreciation Fund
_____% V.I. Government Securities Fund

Alger American
_____% Growth Portfolio
_____% Leveraged AllCap Portfolio
_____% MidCap Growth Portfolio
_____% Small Capitalization Portfolio

American Funds Insurance Series
_____% Growth Fund Class 2
_____% Growth-Income Fund Class 2
_____% International Fund Class 2

Fidelity Variable Insurance Products Fund (VIP)
_____% *Asset Manager*[SM] Portfolio (Service Class)
_____% Growth Portfolio (Service Class)
_____% Index 500 Portfolio
_____% Overseas Portfolio (Service Class)

ING Income Shares - Class R Shares
______% VP Bond Portfolio

ING Investors Trust
_____% Hard Assets Portfolio Institutional Class
_____% Liquid Assets Portfolio Service Class
_____% Marsico Growth Portfolio Institutional Class
_____% MFS MidCap Growth Portfolio Institutional Class
_____% MFS Total Return Portfolio Institutional Class
_____% Salomon Brothers Investors Portfolio Institutional Class

_____% T. Rowe Price Capital Appreciation Portfolio Institutional Class
_____% T. Rowe Price Equity Income Portfolio Institutional Class

ING Partners - Initial Class
______% JP Morgan MidCap Value Portfolio
______% PIMCO Total Return Portfolio
______% Salomon Brothers Aggressive Growth Portfolio
______% UBS Tactical Asset Allocation Portfolio
______% Van Kampen Comstock Portfolio

ING Variable Portfolios (VP) - Class R Shares
______% Index Plus Large Cap Portfolio
______% Index Plus Mid Cap Portfolio
______% Index Plus Small Cap Portfolio

ING Variable Products (VP) - Class R Shares
______% Growth Opportunities Portfolio
______% MagnaCap Portfolio
______% MidCap Opportunities Portfolio
______% SmallCap Opportunities Portfolio

INVESCO Variable Investment Fund (VIF)
_____% Core Equity Fund
_____% Health Sciences Fund
_____% High Yield Fund
_____% Small Company Growth Fund
_____% Total Return Fund
_____% Utilities Fund

Janus Aspen Series (Service Shares)
_____% Growth Portfolio
_____% International Growth Portfolio
_____% Mid Cap Growth Portfolio
_____% Worldwide Growth Portfolio

M Funds
_____% Brandes International Equity Fund
_____% Business Opportunity Value Fund
_____% Frontier Capital Appreciation Fund
_____% Turner Core Growth Fund

Neuberger Berman Advisors Management Trust
_____% Growth Portfolio
_____% Limited Maturity Bond Portfolio
_____% PartnersPortfolio

Pioneer Funds-Class I
_____% Mid Cap Value VCT Portfolio
_____% Small Cap Value VCT Portfolio

Putnam Variable Trust (VT) Class IB Shares
_____% Growth & Income Fund
_____% New Opportunities Fund
_____% Small Cap Value Fund
_____% Voyager Fund

Van Eck
_____% Worldwide Bond Fund
_____% Worldwide Emerging Markets Fund
_____% Worldwide Hard Assets Fund
_____% Worldwide Real Estate Fund

Designated Deduction Option. *You may designate one investment option from which you want charges taken. If no investment option is designated or there is insufficient value in the option, charges will be deducted in proportion to the value invested in each investment option on the date of the charge.*

Name of Investment Option: ____

Section B – Automatic Telephone Privileges

I acknowledge that my policy automatically will provide telephone privileges to perform certain transactions as specified in the current prospectus to me as policy owner and to my agent/registered representative and his/her assistant. I also agree that the Company and its distributor will not be liable for any loss, damage, costs or expenses incurred in acting on telephone instructions reasonably believed to be authentic. The Company may employ procedures that might include requiring forms of personal identification before accepting such telephone instructions. I understand that if I do not want myself or my agent/registered representative and his/her assistant to have such telephone privileges, I must indicate so below. I also understand that once granted, such privileges can be revoked only upon receipt of signed written instructions at the Company.

☐ I do not want telephone privileges.

☐ I do not want telephone privileges granted to my agent/registered representative and his/her assistant.

Note: Signature required on back page.

Section C – Automatic Rebalancing Option

☐ **Initiate Automatic Rebalancing** (complete below)

☐ **Change Automatic Rebalancing** (complete below)

Automatic Rebalancing Allocation

AIM - Series I
_____% V.I. Capital Appreciation Fund
_____% V.I. Government Securities Fund

Alger American
_____% Growth Portfolio
_____% Leveraged AllCap Portfolio
_____% MidCap Growth Portfolio
_____% Small Capitalization Portfolio

American Funds Insurance Series
_____% Growth Fund Class 2
_____% Growth-Income Fund Class 2
_____% International Fund Class 2

Fidelity Variable Insurance Products Fund (VIP)
_____% *Asset Manager*℠ Portfolio (Service Class)
_____% Growth Portfolio (Service Class)
_____% Index 500 Portfolio
_____% Overseas Portfolio (Service Class)

ING Income Shares - Class R Shares
_____% VP Bond Portfolio

ING Investors Trust
_____% Hard Assets Portfolio Institutional Class
_____% Liquid Asset Portfolio Service Class
_____% Marsico Growth Portfolio Institutional Class
_____% MFS MidCap Growth Portfolio Institutional Class
_____% MFS Total Return Portfolio Institutional Class
_____% Salomon Brothers Investors Portfolio Institutional Class
_____% T. Rowe Price Capital Appreciation Portfolio Institutional Class
_____% T. Rowe Price Equity Income Portfolio Institutional Class

ING Partners - Initial Class
_____% JP Morgan MidCap Value Portfolio
_____% PIMCO Total Return Portfolio
_____% Salomon Brothers Aggressive Growth Portfolio
_____% UBS Tactical Asset Allocation Portfolio
_____% Van Kampen Comstock Portfolio

ING Variable Portfolios (VP) - Class R Shares
_____% Index Plus Large Cap Portfolio
_____% Index Plus Mid Cap Portfolio
_____% Index Plus Small Cap Portfolio

ING Variable Products (VP) - Class R Shares
_____% Growth Opportunities Portfolio
_____% MagnaCap Portfolio
_____% MidCap Opportunities Portfolio
_____% SmallCap Opportunities Portfolio

INVESCO Variable Investment Fund (VIF)
_____% Core Equity Fund
_____% Health Sciences Fund
_____% High Yield Fund
_____% Small Company Growth Fund
_____% Total Return Fund
_____% Utilities Fund

Janus Aspen Series (Service Shares)
_____% Growth Portfolio
_____% International Growth Portfolio
_____% Mid Cap Growth Portfolio
_____% Worldwide Growth Portfolio

M Funds
_____% Brandes International Equity Fund
_____% Business Opportunity Value Fund
_____% Frontier Capital Appreciation Fund
_____% Turner Core Growth Fund

Neuberger Berman Advisors Management Trust
_____% Growth Portfolio
_____% Limited Maturity Bond Portfolio
_____% PartnersPortfolio

Pioneer Funds-Class I
_____% Mid Cap Value VCT Portfolio
_____% Small Cap Value VCT Portfolio

Putnam Variable Trust (VT) Class IB Shares
_____% Growth & Income Fund
_____% New Opportunities Fund
_____% Small Cap Value Fund
_____% Voyager Fund

Van Eck
_____% Worldwide Bond Fund
_____% Worldwide Emerging Markets Fund
_____% Worldwide Hard Assets Fund
_____% Worldwide Real Estate Fund

____________% **Guaranteed Interest Division**

Frequency and Date of Automatic Rebalancing: (If no options are marked, frequency will be quarterly and/or date will be last valuation date of calendar period.)

Frequency:
☐ Monthly ☐ Quarterly ☐ Semi-annually ☐ Annually

Date:
☐ Policy Processing Date - Date on which processing will occur based on frequency selected beginning ______________________________ (Month/Date)
☐ Last Valuation Date of Calendar Period
☐ Specific Date each Period beginning ______________________________________
(Specify Date)

Section D – Dollar Cost Averaging Option

☐ **Initiate Dollar Cost Averaging** (complete below) ☐ **Change Dollar Cost Averaging** (complete below)

Please transfer $__________ or __________% *from:*

(check one only) ☐ ING Investors Trust Liquid Asset Portfolio ☐ Neuberger Berman Limited Maturity Bond Portfolio

into: the Separate Account Investment Option(s) selected below.

Dollar Cost Averaging Allocation

AIM - Series I

$__________or__________% V.I. Capital Appreciation Fund
$__________or__________% V.I. Government Securities Fund

Alger American

$__________or__________% Growth Portfolio
$__________or__________% Leveraged AllCap Portfolio
$__________or__________% MidCap Growth Portfolio
$__________or__________% Small Capitalization Portfolio

American Funds Insurance Series

$__________or__________% Growth Fund Class 2
$__________or__________% Growth-Income Fund Class 2
$__________or__________% International Fund Class 2

Fidelity Variable Insurance Products Fund (VIP)

$__________or__________% *Asset Manager*℠ Portfolio (Service Class)
$__________or__________% Growth Portfolio (Service Class)
$__________or__________% Index 500 Portfolio
$__________or__________% Overseas Portfolio (Service Class)

ING Income Shares - Class R Shares

$__________or__________% VP Bond Portfolio

ING Investors Trust

$__________or__________% Hard Assets Portfolio Institutional Class
$__________or__________% Liquid Asset Portfolio Service Class
$__________or__________% Marsico Growth Portfolio Institutional Class
$__________or__________% MFS MidCap Growth Portfolio Institutional Class
$__________or__________% MFS Total Return Portfolio Institutional Class
$__________or__________% Salomon Brothers Investors Portfolio Institutional Class
$__________or__________% T. Rowe Price Capital Appreciation Portfolio Institutional Class
$__________or__________% T. Rowe Price Equity Income Portfolio Institutional Class

ING Partners - Initial Class

$__________or__________% JP Morgan MidCap Value Portfolio
$__________or__________% PIMCO Total Return Portfolio
$__________or__________% Salomon Brothers Aggressive Growth Portfolio
$__________or__________% UBS Tactical Asset Allocation Portfolio
$__________or__________% Van Kampen Comstock Portfolio

ING Variable Portfolios (VP) - Class R Shares

$__________or__________% Index Plus Large Cap Portfolio
$__________or__________% Index Plus Mid Cap Portfolio
$__________or__________% Index Plus Small Cap Portfolio

ING Variable Products (VP) - Class R Shares

$__________or__________% Growth Opportunities Portfolio
$__________or__________% MagnaCap Portfolio
$__________or__________% MidCap Opportunities Portfolio
$__________or__________% SmallCap Opportunities Portfolio

INVESCO Variable Investment Fund (VIF)

$__________or__________% Core Equity Fund
$__________or__________% Health Sciences Fund
$__________or__________% High Yield Fund
$__________or__________% Small Company Growth Fund
$__________or__________% Total Return Fund
$__________or__________% Utilities Fund

Janus Aspen Series (Service Shares)

$__________or__________% Growth Portfolio
$__________or__________% International Growth Portfolio
$__________or__________% Mid Cap Growth Portfolio
$__________or__________% Worldwide Growth Portfolio

M Funds

$__________or__________% Brandes International Equity Fund
$__________or__________% Business Opportunity Value Fund
$__________or__________% Frontier Capital Appreciation Fund
$__________or__________% Turner Core Growth Fund

Neuberger Berman Advisors Management Trust

$__________or__________% Growth Portfolio
$__________or__________% Limited Maturity Bond Portfolio
$__________or__________% Partners Portfolio

Pioneer Funds-Class I

$__________or__________% Mid Cap Value VCT Portfolio
$__________or__________% Small Cap Value VCT Portfolio

Putnam Variable Trust (VT) Class IB Shares

$__________or__________% Growth & Income Fund
$__________or__________% New Opportunities Fund
$__________or__________% Small Cap Value Fund
$__________or__________% Voyager Fund

Van Eck

$__________or__________% Worldwide Bond Fund
$__________or__________% Worldwide Emerging Markets Fund
$__________or__________% Worldwide Hard Assets Fund
$__________or__________% Worldwide Real Estate Fund

Frequency and Date of Dollar Cost Averaging: (If no options are marked, frequency will be monthly and/or date will be policy processing date.)

Frequency:

☐ Monthly ☐ Quarterly ☐ Semi-annually ☐ Annually

Date:

☐ Policy Processing Date - Date on which processing will occur based on frequency selected beginning______________________________ (Month/Date)
☐ Specific Date each Period beginning______________________________ (Specify Date)

Terminate:

☐ Terminate Dollar Cost Averaging on (date) ______________________________
☐ Terminate Dollar Cost Averaging when investment option from which money is being transferred reaches $________________________

Section E – Investment Option Transfer Request

☐ Premium Allocation Change Request

Transfer From	Investment Option	Transfer To
	AIM - Series I	
$____ or ____%	V.I. Capital Appreciation Fund	$____ or ____%
$____ or ____%	V.I. Government Securities Fund	$____ or ____%
	Alger American	
$____ or ____%	Growth Portfolio	$____ or ____%
$____ or ____%	Leveraged AllCap Portfolio	$____ or ____%
$____ or ____%	MidCap Growth Portfolio	$____ or ____%
$____ or ____%	Small Capitalization Portfolio	$____ or ____%
	American Funds Insurance Series	
$____ or ____%	Growth Fund Class 2	$____ or ____%
$____ or ____%	Growth-Income Fund Class 2	$____ or ____%
$____ or ____%	International Fund Class 2	$____ or ____%
	Fidelity Variable Insurance Products Fund (VIP)	
$____ or ____%	*Asset Manager*℠ Portfolio (Service Class)	$____ or ____%
$____ or ____%	Growth Portfolio (Service Class)	$____ or ____%
$____ or ____%	Index 500 Portfolio	$____ or ____%
$____ or ____%	Overseas Portfolio (Service Class)	$____ or ____%
	ING Income Shares - Class R Shares	
$____ or ____%	VP Bond Portfolio	$____ or ____%
	ING Investors Trust	
$____ or ____%	Hard Assets Portfolio Institutional Class	$____ or ____%
$____ or ____%	Liquid Asset Portfolio Service Class	$____ or ____%
$____ or ____%	Marsico Growth Portfolio Institutional Class	$____ or ____%
$____ or ____%	MFS MidCap Growth Portfolio Institutional Class	$____ or ____%
$____ or ____%	MFS Total Return Portfolio Institutional Class	$____ or ____%
$____ or ____%	Salomon Brothers Investors Portfolio Institutional Class	$____ or ____%
$____ or ____%	T. Rowe Price Capital Appreciation Portfolio Institutional Class	$____ or ____%
$____ or ____%	T. Rowe Price Equity Income Portfolio Institutional Class	$____ or ____%
	ING Partners - Initial Class	
$____ or ____%	JP Morgan MidCap Value Portfolio	$____ or ____%
$____ or ____%	PIMCO Total Return Portfolio	$____ or ____%
$____ or ____%	Salomon Brothers Aggressive Growth Portfolio	$____ or ____%
$____ or ____%	UBS Tactical Asset Allocation Portfolio	$____ or ____%
$____ or ____%	Van Kampen Comstock Portfolio	$____ or ____%
	ING Variable Portfolios (VP) - Class R Shares	
$____ or ____%	Index Plus Large Cap Portfolio	$____ or ____%
$____ or ____%	Index Plus Mid Cap Portfolio	$____ or ____%
$____ or ____%	Index Plus Small Cap Portfolio	$____ or ____%
$____ or ____%	**Guaranteed Interest Division***	$____ or ____%

Transfer From	Investment Option	Transfer To
	ING Variable Products (VP) - Class R Shares	
$____ or ____%	Growth Opportunities Portfolio	$____ or ____%
$____ or ____%	MagnaCap Portfolio	$____ or ____%
$____ or ____%	MidCap Opportunities Portfolio	$____ or ____%
$____ or ____%	SmallCap Opportunities Portfolio	$____ or ____%
	The INVESCO Variable Investment Fund (VIF)	
$____ or ____%	Core Equity Fund	$____ or ____%
$____ or ____%	Health Sciences Fund	$____ or ____%
$____ or ____%	High Yield Fund	$____ or ____%
$____ or ____%	Small-Company Growth Fund	$____ or ____%
$____ or ____%	Total Return Fund	$____ or ____%
$____ or ____%	Utilities Fund	$____ or ____%
	Janus Aspen Series Service Shares	
$____ or ____%	Growth Portfolio	$____ or ____%
$____ or ____%	International Growth Portfolio	$____ or ____%
$____ or ____%	Mid Cap Growth Portfolio	$____ or ____%
$____ or ____%	Worldwide Growth Portfolio	$____ or ____%
	M Funds	
$____ or ____%	Brandes International Equity Fund	$____ or ____%
$____ or ____%	Business Opportunity Value Fund	$____ or ____%
$____ or ____%	Frontier Capital Appreciation Fund	$____ or ____%
$____ or ____%	Turner Core Growth Fund	$____ or ____%
	Neuberger Berman Advisors Management Trust	
$____ or ____%	Growth Portfolio	$____ or ____%
$____ or ____%	Limited Maturity Bond Portfolio	$____ or ____%
$____ or ____%	Partners Portfolio	$____ or ____%
	Pioneer Funds-Class I	
$____ or ____%	Mid Cap Value VCT Portfolio	$____ or ____%
$____ or ____%	Small Cap Value VCT Portfolio	$____ or ____%
	Putnam Variable Trust (VT) Class IB Shares	
$____ or ____%	Growth & Income Fund	$____ or ____%
$____ or ____%	New Opportunities Fund	$____ or ____%
$____ or ____%	Small Cap Value Fund	$____ or ____%
$____ or ____%	Voyager Fund	$____ or ____%
	Van Eck	
$____ or ____%	Worldwide Bond Fund	$____ or ____%
$____ or ____%	Worldwide Emerging Markets Fund	$____ or ____%
$____ or ____%	Worldwide Hard Assets Fund	$____ or ____%
$____ or ____%	Worldwide Real Estate Fund	$____ or ____%

*Transfers to and from the GID have specific time and amount limitation. Please refer to your policy or prospectus for additional information.

Section F – Signatures

I/We acknowledge that we have read and understand:

1. *the terms and conditions listed in the instructions to this form, the Prospectus and the Policy for each of the options or changes requested.*
2. *I/we can cancel or change any elections requested in Sections C and D above by sending written notice to the Customer Service Center before the next transfer date.*
3. *that dollar cost averaging and automatic rebalancing will begin on the date specified only if ING Security Life has received this signed form before the date specified.*

Signature of Owner(s) and authorized Registered Representative:

____________________ Date __________
(Signature) (Printed Name)

____________________ Date __________
(Signature) (Printed Name)

____________________ Date __________
(Signature) (Printed Name)

Signature of Spouse (if applicable) ____________________ Date __________

If corporation, provide title of officer____________________

Print name of Insured(s) ____________________

Policy Number ____________________ Daytime Phone Number ____________________
(For corporate owned/sponsored plans attach list of applicable policies)